UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-3255

Panorama Series Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 12/31/2012

Item 1.	Reports to Stockholders.

December 31, 2012

Oppenheimer International Growth Fund/VA A Series of Panorama Series Fund	Annual Report

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Portfolio Managers: George R. Evans, CFA, and Robert B. Dunphy, CFA

Average Annual Total Returns For the Periods Ended 12/31/12

	1-Year	5-Year	10-Year
Non-Service Shares	22.22%	0.79%	11.95%
Service Shares	21.68	0.40	11.31

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

Top Ten Common Stock Holdings
SAP AG	2.8%
BT Group plc, Cl. A	2.5
Experian plc	2.2
William Hill plc	1.9
James Hardie Industries plc	1.9
Heineken NV	1.9
Aalberts Industries NV	1.8
Roche Holding AG	1.8
Carnival Corp.	1.7
Grifols SA	1.7

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on net assets.

Regional Allocation

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on the total market value of investments.

2	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FUND PERFORMANCE DISCUSSION

The Fund’s Non-Service shares produced a total return of 22.22% during the one-year period ended December 31, 2012, outperforming the MSCI EAFE Index, which returned 17.32%. Positive contributions to return were led by investments in the consumer discretionary, industrials, health care and information technology sectors. No sector detracted from the Fund’s absolute returns.

Global Market and Economic Environment

Markets were volatile during the reporting period, though global equities generally produced gains despite sustained macroeconomic concerns. The early part of the year was one of improved market sentiment. The United States managed to avoid a return to recession and European policymakers appeared to take steps to address the region’s sovereign debt and banking sector crises. The European Central Bank (“ECB”) implemented the dual Long Term Refinancing Operations (“LTROs”), which provided sorely needed liquidity.

Sentiment turned negative in the second quarter. Fears of policy paralysis and a lack of consensus among governments, combined with further economic contraction in Europe led to rising borrowing costs for peripheral Europe. Consequent worries about the sustainability of the euro-arrangement led to broad market declines. Slower than expected U.S. and Chinese Gross Domestic Product growth and seemingly intractably high unemployment rates hurt consumer confidence and also contributed to declines in equity markets.

In the second half of the period, global equity markets resumed an upward trend as events helped calm market jitters. Investors had been concerned about Greece exiting the euro and its ramifications for the future of the Eurozone. Election results in Greece and continued efforts by European policymakers to promote stability lowered the probability of a Greek exit from the euro, and forestalled more serious regional consequences.

The markets applauded continued efforts to stimulate economic growth by central banks. Following the dual LTROs, the ECB committed to potentially unlimited bond purchases to ease financing pressure on countries like Spain and Italy. Under the plan, troubled members of the European Union (excluding Greece) would be able to maintain access to funding at sustainable interest rates on the condition that they continue with strict reform programs.

Top Individual Contributors

The top contributors to performance this period included health care stocks Grifols SA and CSL Ltd., consumer discretionary holdings William Hill Plc and Industria de Diseno Textil SA (“Inditex”), and information technology stock SAP AG.

Spanish-based Grifols and Australia-based CSL benefited from positive pricing dynamics in the blood plasma industry. Grifols also benefited from its 2011 acquisition of U.S.-based Talecris as resulting synergies have exceeded market expectations. William Hill, a sports bookmaking company headquartered in the United Kingdom, posted positive earnings results during the period largely due to its online and mobile gaming offerings. Inditex is a global fast fashion designer, manufacturer and retailer of clothing headquartered in Spain, whose best known brand is Zara. Despite the gloomy economic environment in Europe, Inditex continued to grow profitably worldwide. We believe the company’s product strategy, centralized design and distribution, and low price strategy give it a competitive advantage that is hard to replicate. In our opinion, Inditex’s business model has many years of growth ahead of it.

SAP, based in Germany, is the dominant supplier of enterprise software. Over 2012, the company launched HANA, a product that enables businesses to process and analyze data faster and more cost effectively. SAP acquired SuccessFactors and Ariba to further augment its cloud offerings. Given the market share of the company and its ability to produce new software, we continue to believe SAP has a bright future.

Top Individual Detractors

The most significant detractors from performance this period were industrials stock Nidec Corp., energy holding BG Group plc and information technology stock Canon. Nidec, a Japanese manufacturer of 80% of the brushless motors used in hard disc drives, suffered from weak personal computer sales. However, data warehouses also use hard disc drives. Growth in mobile devices is driving down PC usage but also increasing demand for data warehouses that make up the “cloud” upon which mobile devices rely. While Nidec has entered a transitional period, it is reinvesting in brushless motors for the automotive industry.

U.K.-based BG Group is an integrated oil and gas company. Its shares declined as the company announced disappointing guidance for 2013 because of lower than anticipated production levels. We view the drivers to the earnings revisions as short-term in nature. Given the company’s growth opportunities and cash flow generation, we believe the stock is undervalued. Canon, a Japanese manufacturer of imaging and optical products, struggled with corporate governance issues, slumping demand for its office copiers, pricing pressures in its camera business and a relentlessly strong yen during the period. We exited the position in September.

Strategy & Outlook

Despite ongoing macroeconomic concerns, we remain focused on our investment strategy. We seek to invest in companies that may benefit from long-term secular growth trends, have significant and durable competitive advantages, and have the financial flexibility to increase their relative market position against competitors.

At period end, the majority of the Fund’s assets (approximately 80%) remain invested in European-based companies. Only about one-third of the Fund’s revenues come from Europe at period end, as the majority of these companies are multinationals with a diverse revenue stream and broad geographic footprint. Others are niche business-to-business players with what we view as strong pricing power for mission-critical goods and services. Despite market volatility, these companies have continued to show healthy earnings growth.

3	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

While we are cognizant of shorter-term gyrations in the market due to macroeconomic headwinds, we remain focused on our long-term investment strategy, which does not attempt to optimize the portfolio for a particular market environment.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific Fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2012. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the MSCI EAFE Index, which is an index of equity securities listed on a number of principal stock markets of Europe, Asia and Australia. The Index is unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index.

4	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Non-Service Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

        Average Annual Total Returns of Non-Service Shares of the Fund at 12/31/12

1-Year	22.22%	5-Year	0.79%	10-Year	11.95%

Service Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

        Average Annual Total Returns of Service Shares of the Fund at 12/31/12

1-Year	21.68%	5-Year	0.40%	10-Year	11.31%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During 6 Months Ended December 31, 2012
Non-Service shares	$1,000.00	$1,156.40	$5.38
Service shares	1,000.00	1,150.50	6.72

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,020.16	5.04
Service shares	1,000.00	1,018.90	6.31

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2012 are as follows:

Class	Expense Ratios
Class Non-Service	0.99%
Class Service	1.24

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS     December 31, 2012

	Shares	Value
Common Stocks—97.1%
Consumer Discretionary—18.4%
Automobiles—0.7%
Bayerische Motoren Werke (BMW) AG	31,254	$3,008,634
Diversified Consumer Services—1.8%
Benesse Holdings, Inc.	67,025	2,777,397
Dignity plc	236,041	4,081,227
MegaStudy Co. Ltd.[1]	7,297	537,840
Zee Learn Ltd.[1]	94,200	52,710

		7,449,174
Hotels, Restaurants & Leisure—5.1%
Carnival Corp.	192,260	7,069,400
Ctrip.com International Ltd., ADR[1]	78,990	1,800,182
Domino’s Pizza Group plc	524,135	4,290,738
William Hill plc	1,404,446	7,976,735

		21,137,055
Household Durables—0.9%
SEB SA	48,778	3,606,155
Internet & Catalog Retail—0.5%
Yoox SpA[1]	135,076	2,145,147
Leisure Equipment & Products—0.2%
Nintendo Co. Ltd.	6,000	640,201
Media—2.6%
Grupo Televisa SAB, Sponsored ADR	61,520	1,635,202
SES, FDR	91,260	2,640,044
Virgin Media, Inc.	127,230	4,675,703
Zee Entertainment Enterprises Ltd.	467,458	1,887,804

		10,838,753
Multiline Retail—1.3%
PPR	29,080	5,406,407
Specialty Retail—1.7%
Industria de Diseno Textil SA (Inditex)	50,029	7,008,951
Textiles, Apparel & Luxury Goods—3.6%
Burberry Group plc	178,732	3,659,458
Compagnie Financiere Richemont SA, Cl. A	24,544	1,962,623
Luxottica Group SpA	92,113	3,827,395
LVMH Moet Hennessy Louis Vuitton SA	19,490	3,631,904
Swatch Group AG (The)	3,431	1,765,711

		14,847,091
Consumer Staples—13.3%
Beverages—5.9%
C&C Group plc	846,950	5,209,940
Diageo plc	182,510	5,298,068
Heineken NV	117,899	7,854,181
Pernod-Ricard SA	53,870	6,334,396

		24,696,585
Food & Staples Retailing—2.0%
Shoppers Drug Mart Corp.	149,614	6,437,598
Woolworths Ltd.	66,100	2,020,287

		8,457,885
Food Products—3.9%
Aryzta AG1	111,658	5,719,321
Barry Callebaut AG1	4,227	4,081,695
Nestle SA	21,910	1,427,689
Unilever plc	136,322	5,174,486

		16,403,191
Household Products—1.0%
Reckitt Benckiser Group plc	66,724	4,179,840
Personal Products—0.4%
L’Oreal SA	10,750	1,501,668
Tobacco—0.1%
Swedish Match AB	11,592	390,428
Energy—3.3%
Energy Equipment & Services—2.1%
Hunting plc	31,560	412,280
Saipem SpA	45,972	1,783,592
Schoeller-Bleckmann Oilfield Equipment AG	25,437	2,671,753
Technip SA	34,940	4,022,612

		8,890,237
Oil, Gas & Consumable Fuels—1.2%
BG Group plc	241,950	4,057,082

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Cairn Energy plc[1]	181,996	$797,304

		4,854,386
Financials—4.3%
Capital Markets—2.3%
BinckBank NV	212,002	1,739,156
ICAP plc	831,529	4,254,108
Tullett Prebon plc	612,990	2,543,374
UBS AG1	78,384	1,232,681

		9,769,319
Commercial Banks—0.8%
ICICI Bank Ltd., Sponsored ADR	80,355	3,504,282
Insurance—1.0%
Prudential plc	299,084	4,173,203
Thrifts & Mortgage Finance—0.2%
Housing Development Finance Corp. Ltd.	46,709	711,756
Health Care—9.9%
Biotechnology—3.2%
CSL Ltd.	105,100	5,937,320
Grifols SA1	200,049	7,038,390
MEI Pharma, Inc.[1]	48,963	342,986

		13,318,696
Health Care Equipment & Supplies—3.5%
DiaSorin SpA	79,480	3,188,084
Essilor International SA	40,320	4,088,060
Sonova Holding AG1	30,963	3,432,623
Straumann Holding AG	3,769	465,843
William Demant Holding[1]	36,628	3,135,766

		14,310,376
Health Care Providers & Services—1.0%
Sonic Healthcare Ltd.	303,958	4,244,463
Health Care Technology—0.2%
CompuGroup Medical AG	53,024	1,019,452
Ortivus AB, Cl. B1	278,484	178,073

		1,197,525
Life Sciences Tools & Services—0.0%
Tyrian Diagnostics Ltd.[1]	18,631,396	29,022
Pharmaceuticals—2.0%
BTG plc[1]	160,234	867,742
Novogen Ltd.[1]	1,067,571	182,922
Roche Holding AG	36,515	7,439,015

		8,489,679
Industrials—22.4%
Aerospace & Defense—1.7%
Embraer SA	562,626	4,026,024
European Aeronautic Defence & Space Co. NV	71,530	2,803,497

		6,829,521
Commercial Services & Supplies—2.0%
Aggreko plc	84,770	2,431,069
De La Rue plc	60,510	893,095
Edenred	38,840	1,207,812
Prosegur Compania de Seguridad SA	607,837	3,562,276

		8,094,252
Construction & Engineering—2.5%
Koninklijke Boskalis Westminster NV	101,690	4,635,986
Leighton Holdings Ltd.	127,480	2,398,426
Outotec OYJ	19,541	1,118,091
Trevi Finanziaria Industriale SpA	410,425	2,215,354

		10,367,857
Electrical Equipment—4.4%
ABB Ltd.[1]	168,067	3,489,727
Alstom	66,020	2,705,299
Legrand SA	106,900	4,511,905
Nidec Corp.	35,600	2,081,704
Phoenix Mecano AG	3,571	1,682,721
Schneider Electric SA	58,040	4,328,826

		18,800,182
Industrial Conglomerates—0.7%
Siemens AG	26,724	2,899,551
Machinery—4.0%
Aalberts Industries NV	362,034	7,653,436

5	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS     / (Continued)

	Shares	Value
Machinery (Continued)
Atlas Copco AB, Cl. A	83,588	$2,313,975
FANUC Corp.	12,700	2,361,741
Weir Group plc (The)	128,400	3,985,469

		16,314,621
Professional Services—2.2%
Experian plc	562,031	9,080,879
Trading Companies & Distributors—4.0%
Brenntag AG	42,757	5,611,541
Bunzl plc	397,018	6,482,421
Wolseley plc	96,984	4,609,756

		16,703,718
Transportation Infrastructure—0.9%
Koninklijke Vopak NV	52,422	3,688,754
Information Technology—16.8%
Communications Equipment—1.6%
Telefonaktiebolaget LM Ericsson, Cl. B	658,229	6,620,641
Computers & Peripherals—1.3%
Gemalto NV	61,420	5,560,724
Electronic Equipment, Instruments, & Components—2.8%
Hoya Corp.	210,093	4,136,511
Ibiden Co. Ltd.	35,021	559,027
Keyence Corp.	19,206	5,291,709
Omron Corp.	74,286	1,781,231

		11,768,478
Internet Software & Services—2.3%
Telecity Group plc	305,840	4,009,372
United Internet AG	259,444	5,585,410

		9,594,782
IT Services—1.2%
Amadeus IT Holding SA, Cl. A	159,256	4,004,500
Infosys Ltd.	20,568	876,536

		4,881,036
Semiconductors & Semiconductor Equipment—1.1%
ARM Holdings plc	362,310	4,632,829
Software—6.5%
Aveva Group plc	73,227	2,603,967
Dassault Systemes SA	48,620	5,442,775
Sage Group plc (The)	732,610	3,502,430
SAP AG	145,796	11,679,392
Temenos Group AG1	245,676	4,330,653

		27,559,217

	Shares	Value
Materials—4.3%
Chemicals—2.4%
Filtrona plc	628,374	$5,668,622
Orica Ltd.	36,760	966,661
Sika AG	1,441	3,339,694

		9,974,977
Construction Materials—1.9%
James Hardie Industries plc	814,800	7,882,551
Telecommunication Services—3.7%
Diversified Telecommunication Services—3.7%
BT Group plc, Cl. A	2,799,096	10,551,180
Inmarsat plc	396,340	3,825,927
Ziggo NV	42,988	1,389,326

		15,766,433
Utilities—0.7%
Energy Traders—0.7%
APR Energy plc	230,700	3,071,859

Total Common Stocks (Cost $261,948,237)		405,302,971

	Units
Rights, Warrants and Certificates—0.0%
MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/11/17[1]	151,358	77,662
Tyrian Diagnostics Ltd. Wts., Strike Price 0.012AUD, Exp. 12/20/13[1]	1,863,139	967

Total Rights, Warrants and Certificates (Cost $35,548)		78,629

	Shares
Investment Company—2.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[2,3]
(Cost $11,962,897)	11,962,897	11,962,897
Total Investments, at Value (Cost $273,946,682)	100.0%	417,344,497
Assets in Excess of Other Liabilities	0.0	101,805
Net Assets	100.0%	$417,446,302

Footnotes to Statement of Investments

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

AUD	Australian Dollar

1. Non-income producing security.

2. Rate shown is the 7-day yield as of December 31, 2012.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011[a]	Gross Additions	Gross Reductions	Shares December 31, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	15,871,445	132,215,822	136,124,370	11,962,897

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$11,962,897	$24,074

a. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

8	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Footnotes to Statement of Investments (Continued)

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United Kingdom	$108,033,641	25.9%
France	49,427,863	11.9
Switzerland	40,369,996	9.6
Netherlands	35,325,060	8.4
Germany	29,803,980	7.0
United States	24,128,648	5.8
Spain	21,614,117	5.3
Japan	19,629,521	4.8
Australia	15,780,068	3.7
Italy	13,159,572	3.2
Ireland	13,092,491	3.1
Sweden	9,503,117	2.3
Jersey, Channel Islands	9,080,879	2.2
India	7,033,088	1.7
Canada	6,437,598	1.5
Brazil	4,026,024	1.0
Denmark	3,135,766	0.8
Austria	2,671,753	0.6
China	1,800,182	0.4
Mexico	1,635,202	0.4
Finland	1,118,091	0.3
South Korea	537,840	0.1

Total	$417,344,497	100.0%

Spot Currency Exchange Contracts as of December 31, 2012 are as follows:
Broker/ Contract Description	Buy/Sell	Contract Amount (000’s)	Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Credit Suisse:
Euro (EUR)	Buy	36 EUR	1/2/13	$47,020	$—	$64
Swiss Franc (CHF)	Sell	52 CHF	1/3/13 - 1/4/13	57,286	87	—

					87	64
Goldman Sachs & Co.
British Pounds (GBP)	Sell	61 GBP	1/4/13	98,680	—	110
JP Morgan Chase
British Pounds (GBP)	Sell	70 GBP	1/3/13	114,070	—	641
Nomura Securities
British Pounds (GBP)	Sell	44 GBP	1/2/13	71,253	—	701

Total unrealized appreciation and depreciation					$87	$1,516

See accompanying Notes to Financial Statements.

9	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF  ASSETS AND LIABILITIES    December 31, 2012

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $261,983,785)	$405,381,600
Affiliated companies (cost $11,962,897)	11,962,897

417,344,497
Unrealized appreciation on foreign currency exchange contracts	87
Receivables and other assets:
Dividends	826,452
Shares of beneficial interest sold	359,140
Investments sold	341,288
Other	17,000
Total assets	418,888,464
Liabilities
Bank overdraft	117,016
Unrealized depreciation on foreign currency exchange contracts	1,516
Payables and other liabilities:
Shares of beneficial interest redeemed	1,152,917
Investments purchased	47,021
Transfer and shareholder servicing agent fees	36,185
Shareholder communications	21,088
Distribution and service plan fees	13,974
Trustees’ compensation	12,994
Other	39,451
Total liabilities	1,442,162
Net Assets	$417,446,302
Composition of Net Assets
Par value of shares of beneficial interest	$200,699
Additional paid-in capital	290,470,555
Accumulated net investment income	5,863,837
Accumulated net realized loss on investments and foreign currency transactions	(22,504,921)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	143,416,132
Net Assets	$417,446,302
Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $348,449,362 and 168,518,046 shares of beneficial interest outstanding)	$2.07
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $68,996,940 and 32,180,561 shares of beneficial interest outstanding)	$2.14

See accompanying Notes to Financial Statements.

10	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $633,848)	$10,552,825
Affiliated companies	24,074
Interest	179
Total investment income	10,577,078
Expenses
Management fees	3,817,453
Distribution and service plan fees—Service shares	157,732
Transfer and shareholder servicing agent fees:
Non-Service shares	332,991
Service shares	63,312
Shareholder communications:
Non-Service shares	58,863
Service shares	11,325
Custodian fees and expenses	39,579
Trustees’ compensation	19,138
Accounting service fees	15,000
Administration service fees	1,500
Other	95,204
Total expenses	4,612,097
Less waivers and reimbursements of expenses	(513,695)
Net expenses	4,098,402
Net Investment Income	6,478,676
Realized and Unrealized Gain
Net realized gain on:
Investments from unaffiliated companies	14,855,744
Foreign currency transactions	2,184,351
Total net realized gain	17,040,095
Net change in unrealized appreciation/depreciation on:
Investments	57,364,452
Translation of assets and liabilities denominated in foreign currencies	2,989,910
Total net change in unrealized appreciation/depreciation	60,354,362
Net Increase in Net Assets Resulting from Operations	$83,873,133

See accompanying Notes to Financial Statements.

11	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENTS OF  CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Operations
Net investment income	$6,478,676	$5,525,918
Net realized gain	17,040,095	31,835,918
Net change in unrealized appreciation/depreciation	60,354,362	(72,312,727)
Net increase (decrease) in net assets resulting from operations	83,873,133	(34,950,891)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(4,717,793)	(3,949,394)
Service shares	(720,532)	(439,048)
	(5,438,325)	(4,388,442)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(82,308,665)	(19,093,788)
Service shares	(176,819)	1,158,954
	(82,485,484)	(17,934,834)
Net Assets
Total decrease	(4,050,676)	(57,274,167)
Beginning of period	421,496,978	478,771,145
End of period (including accumulated net investment income of $5,863,837 and $4,607,935, respectively)	$417,446,302	$421,496,978

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

12	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL  HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$1.72	$1.87	$1.65	$1.21	$2.13
Income (loss) from investment operations:
Net investment income[2]	0.03	0.02	0.02	0.02	0.03
Net realized and unrealized gain (loss)	0.35	(0.15)	0.22	0.44	(0.93)
Total from investment operations	0.38	(0.13)	0.24	0.46	(0.90)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.02)	(0.02)	(0.02)	(0.02)
Net asset value, end of period	$2.07	$1.72	$1.87	$1.65	$1.21
Total Return, at Net Asset Value[3]	22.22%	(7.16)%	14.76%	39.24%	(42.64)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$348,449	$364,221	$417,141	$369,575	$297,686
Average net assets (in thousands)	$332,018	$406,974	$376,612	$328,763	$341,275
Ratios to average net assets:[4]
Net investment income	1.68%	1.21%	1.04%	1.35%	1.71%
Total expenses[5]	1.13%	1.09%	1.10%	1.08%	1.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Portfolio turnover rate	22%	25%	19%	34%	22%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	1.13%
Year Ended December 30, 2011	1.09%
Year Ended December 31, 2010	1.10%
Year Ended December 31, 2009	1.09%
Year Ended December 31, 2008	1.02%

See accompanying Notes to Financial Statements.

13	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL  HIGHLIGHTS    CONTINUED

Service Shares	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$1.78	$1.94	$1.71	$1.25	$2.21
Income (loss) from investment operations:
Net investment income[2]	0.03	0.02	0.01	0.01	0.03
Net realized and unrealized gain (loss)	0.35	(0.17)	0.24	0.47	(0.98)
Total from investment operations	0.38	(0.15)	0.25	0.48	(0.95)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.01)	(0.02)	(0.02)	(0.01)
Net asset value, end of period	$2.14	$1.78	$1.94	$1.71	$1.25
Total Return, at Net Asset Value[3]	21.68%	(7.61)%	14.62%	39.06%	(43.07)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$68,997	$57,276	$61,630	$43,376	$21,600
Average net assets (in thousands)	$63,118	$62,359	$50,420	$30,629	$26,235
Ratios to average net assets:[4]
Net investment income	1.43%	0.96%	0.78%	0.94%	1.43%
Total expenses[5]	1.38%	1.34%	1.35%	1.34%	1.28%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.25%	1.25%	1.26%	1.27%
Portfolio turnover rate	22%	25%	19%	34%	22%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	1.38%
Year Ended December 30, 2011	1.34%
Year Ended December 31, 2010	1.35%
Year Ended December 31, 2009	1.35%
Year Ended December 31, 2008	1.29%

See accompanying Notes to Financial Statements.

14	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO  FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer International Growth Fund/VA (the “Fund”) is a series of Panorama Series Fund formerly Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$6,437,516	$—	$13,674,717	$134,025,189

15	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO  FINANCIAL STATEMENTS     / (Continued)

1. Significant Accounting Policies (Continued)

1. As of December 31, 2012, the Fund had $13,674,717 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2017	$ 13,674,717

2. During the fiscal year ended December 31, 2012, the Fund utilized $16,126,026 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended December 30, 2011, the Fund utilized $28,831,829 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2012. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$215,551	$215,551

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011
Distributions paid from:
Ordinary income	$5,438,325	$4,388,442

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$283,339,054
Federal tax cost of other investments	(1,429)

Total federal tax cost	$283,337,625

Gross unrealized appreciation	$144,698,117
Gross unrealized depreciation	(10,672,928)

Net unrealized appreciation	$134,025,189

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

16	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

1. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

17	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO  FINANCIAL STATEMENTS    / Continued

2. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$26,372,925	$49,714,643	$—	$76,087,568
Consumer Staples	26,736,857	28,892,740	—	55,629,597
Energy	—	13,744,623	—	13,744,623
Financials	5,243,438	12,915,122	—	18,158,560
Health Care	7,123,319	34,466,442	—	41,589,761
Industrials	17,444,843	75,334,492	—	92,779,335
Information Technology	30,063,441	40,554,266	—	70,617,707
Materials	—	17,857,528	—	17,857,528

18	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO  FINANCIAL STATEMENTS    / Continued

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Common Stocks (Continued)
Telecommunication Services	$ —	$ 15,766,433	$ —	$ 15,766,433
Utilities	—	3,071,859	—	3,071,859
Rights, Warrants and Certificates	—	78,629	—	78,629
Investment Company	11,962,897	—	—	11,962,897

Total Investments, at Value	124,947,720	292,396,777	—	417,344,497
Other Financial Instruments:
Foreign currency exchange contracts	—	87	—	87

Total Assets	$ 124,947,720	$ 292,396,864	$ —	$ 417,344,584

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$ —	$ (1,516)	$ —	$ (1,516)

Total Liabilities	$ —	$ (1,516)	$ —	$ (1,516)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$ (23,143,228)	$ 23,143,228
Consumer Staples	(27,233,303)	27,233,303
Energy	(9,352,244)	9,352,244
Financials	(6,567,349)	6,567,349
Health Care	(27,952,539)	27,952,539
Industrials	(38,150,234)	38,150,234
Information Technology	(19,761,661)	19,761,661
Materials	(9,443,050)	9,443,050

Total Assets	$ (161,603,608)	$ 161,603,608

*Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2012		Year Ended December 30, 2011
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	24,322,786	$ 47,067,147	18,704,347	$ 34,288,298
Dividends and/or distributions reinvested	2,650,446	4,717,793	2,046,318	3,949,394
Redeemed	(70,792,852)	(134,093,605)	(30,888,694)	(57,331,480)

Net decrease	(43,819,620)	$ (82,308,665)	(10,138,029)	$ (19,093,788)

Service Shares
Sold	4,452,004	$ 8,749,114	5,108,183	$ 9,981,758
Dividends and/or distributions reinvested	389,477	720,532	219,524	439,048
Redeemed	(4,898,387)	(9,646,465)	(4,816,915)	(9,261,852)

Net increase (decrease)	(56,906)	$ (176,819)	510,792	$ 1,158,954

19	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO  FINANCIAL STATEMENTS    / (Continued)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2012, were as follows:

	Purchases	Sales
Investment securities	$83,096,892	$160,983,387

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $250 million	1.00%
Over $250 million	0.90

Accounting Service Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

Administrative Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended December 31, 2012, the Fund paid $395,957 to OFS for services to the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service shares and 1.25% for Service shares. During the year ended December 31, 2012, the Manager waived fees and/or reimbursed the Fund $420,936 and $80,664 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2012, the Manager waived fees and/or reimbursed the Fund $12,095 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

20	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of December 31, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $87, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Valuations of derivative instruments as of December 31, 2012 are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$87	Unrealized depreciation on foreign currency exchange contracts	$1,516

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions
Foreign exchange contracts	$85,999

21	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO  FINANCIAL STATEMENTS     / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies
Foreign exchange contracts	$(7,031)

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the year ended December 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $481,811 and $1,598,403, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

7. Subsequent Event

The Board of Trustees of the Fund recently approved a series of modifications to the Fund’s investment advisory and transfer agency arrangements in connection with internal corporate restructuring efforts at OppenheimerFunds, Inc. (“OFI”). As a result of these modifications, on January 1, 2013 (the “Effective Date”), OFI Global Asset Management, Inc. (“OFI Global”), a wholly-owned subsidiary of OFI, became the investment adviser and transfer agent to the Fund under the terms of the Fund’s advisory agreement and transfer agency agreement, respectively. OFI Global, in turn, entered into a new sub-advisory agreement for the Fund, on the Effective Date, whereby OFI Global will have oversight and supervisory responsibilities and OFI will choose the Fund’s investments and provide related advisory services to the Fund. In addition, on the Effective Date, OFI Global entered into a sub-transfer agency agreement with Shareholder Services, Inc. doing business as OppenheimerFunds Services, a wholly-owned subsidiary of OFI, under which it will be responsible for providing transfer agency services to the Fund.

The realignment of advisory service responsibility between OFI Global and OFI did not result in any change in the persons managing the assets of the Fund, the level or nature of the advisory services provided to the Fund, or the fees charged to the Fund.

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s Adviser through December 31, 2012 and Sub-Adviser effective January 1, 2013 (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege

22	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO  FINANCIAL STATEMENTS     / Continued

8. Pending Litigation (Continued)

breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

23	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Panorama Series Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Growth Fund/VA (a separate series of Panorama Series Fund), including the statement of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer International Growth Fund/VA for the year ended December 31, 2008 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Growth Fund/VA as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 19, 2013

24	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

None of the dividends paid by the Fund during the fiscal year ended December 31, 2012 are eligible for the corporate dividend-received deduction.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $401,892 of foreign income taxes were paid by the Fund during the fiscal year ended December 31, 2012. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $6,879,084 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

25	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of George Evans and Robert Dunphy, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other international growth funds underlying variable insurance products. The Board noted that the Fund outperformed its performance peer group median during each of the one-, three-, five- and ten-year periods.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other international growth funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s actual management fee and total expenses were lower than its expense group median and higher than its expense group average. The Board also considered that the Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 1.00% for Non-Service shares and 1.25% for Service shares as calculated on the daily net assets of the Fund. This waiver and/or reimbursement may not be amended or withdrawn until one year from the date of the Fund’s prospectus.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

26	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until earlier of August 31, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until August 31, 2013.

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

27	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO THE STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

TRUSTEES AND OFFICERS BIOS   Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal

Sam Freedman, Chairman of the Board of Trustees (since 2012) and Trustee (since 1996) Age: 72	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 74	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 – June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1995) Age: 70	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Age: 64	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 66	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Age: 61	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 68	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (2006-2010); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (1986-2010); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Age: 70	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 40 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

29	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

TRUSTEES AND OFFICERS   Unaudited / Continued

Karen L. Stuckey, Trustee (since 2012) Age: 59	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Age: 67	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Audit Committee member and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Executive Committee Member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 54	Chief Executive Officer of OppenheimerFunds (since January 2013); Director, Chief Executive Officer and President of the Manager (since January 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 86 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Evans, Dunphy, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

George R. Evans, Vice President (since 1999) Age: 53	CIO Equities (since January 2013) and Senior Vice President (since October 1993) of the Sub-Adviser. Director of Equities (October 2010-December 2012) and Director of International Equities (July 2004-December 2012) of the Sub-Adviser. Formerly Vice President of HarbourView Asset Management Corporation (July 1994-November 2001). A portfolio manager and officer of 5 portfolios in the OppenheimerFunds complex.

Robert B. Dunphy, Vice President (since 2012) Age: 33	Vice President of the Sub-Adviser (since January 2011), a Senior Research Analyst and Assistant Vice President of the Sub-Adviser (May 2009-January 2011), and an Intermediate Research Analyst of the Sub-Adviser (January 2006-May 2009). A portfolio manager of 2 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	General Counsel of OppenheimerFunds (since January 2013); Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 86 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 86 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 62	Chief Compliance Officer of OppenheimerFunds (since January 2013); Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 86 portfolios in the OppenheimerFunds complex

30	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

TRUSTEES AND OFFICERS   Unaudited / Continued

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 53	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 86 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

31	OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

OPPENHEIMER  INTERNATIONAL GROWTH FUND/VA

A Series of Panorama Series Fund
Manager	OFI Global Asset Management, Inc
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

©2013 OppenheimerFunds, Inc. All rights reserved.

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $25,100 in fiscal 2012 and $21,300 in fiscal 2011.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $264,139 in fiscal 2012 and $414,870 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, and system conversion testing.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $1,045 in fiscal 2012 and $3,905 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $451,924 in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $717,108 in fiscal 2012 and $418,775 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Panorama Series Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	2/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	2/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	2/11/2013